SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      January 8, 1999 (December 18, 1998)

                           AMERICAN TOWER CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                        001-14195              65-0723837
(State or Other Jurisdiction         (Commission            (IRS Employer
     of Incorporation)               File Number)          Identification No.)




         116 Huntington Avenue
         Boston, Massachusetts                                    02116
 (Address of Principal Executive Offices)                      (Zip Code)




                                 (617) 375-7500
              (Registrant's telephone number, including area code)


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Item 2.  Acquisition or Disposition of Assets.

      On December 18, 1998, American Tower Corporation (the "Company" or "ATC") entered into an Amended and Restated Agreement and Plan of Merger (the "TeleCom Merger Agreement") with TeleCom Towers, L.C.C., a Delaware limited liability company ("TeleCom"), American Towers, Inc., a wholly owned subsidiary of ATC and a Delaware corporation ("ATI"), and ATC Merger Corporation, a wholly owned subsidiary of ATI and a Delaware corporation ("ATMC"), pursuant to which ATMC will merge with and into TeleCom, which will be the surviving entity (the "TeleCom Merger"). The TeleCom Merger Agreement amended and restated the Agreement and Plan of Merger (the "Original Merger Agreement"), dated as of
November 16, 1998, by and among ATC, TeleCom and ATI, to (i) reduce the aggregate consideration of $155.0 million to $148.75 million, (ii) provide, among other things, for the distribution to the TeleCom members of all issued and outstanding limited liability company equity interests in a new subsidiary, TeleCom Towers-Pacific, L.L.C. ("TTP"), into which TeleCom contributed its partnership interest in Prime-Telecom Communications Co., a California general partnership ("Prime"), and (iii) provide for the merger of ATMC, a newly organized subsidiary of ATI, with and into TeleCom which will be the surviving entity. Simultaneously with the execution of the TeleCom Merger Agreement, ATC and TTP entered into put-call arrangements pursuant to which ATI would acquire TTP for $12.5 million in the event TTP were to acquire the other 50% interest in Prime.

      For more information, see the TeleCom Merger Agreement, which is attached herewith as Exhibit 2.1, and the Original Merger Agreement, which was filed as
Exhibit 2.2 to ATC's Form 10-Q for the quarter ended September 30, 1998.

      On December 23, 1998, ATC entered into an Amendment (the "Amendment") to the TeleCom Merger Agreement with TeleCom, ATI, and ATMC, providing for a reduction in the aggregate number of shares of ATC Class A Common Stock deliverable as part of the ATC Stock Consideration to the extent that TeleCom fails to achieve certain growth in its Monthly Tower Revenue Run Rate (as defined in the TeleCom Merger Agreement). For more information, see the Amendment, which is attached herewith as Exhibit 2.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         Exhibit  2.1   -      Amended and Restated  Agreement and Plan of
                               Merger,  dated as of December  18,  1998,  by and
                               among American  Tower  Corporation  ("ATC"),  ATC
                               Merger   Corporation,   a  Delaware   corporation
                               ("ATMC"),   American  Towers,  Inc.,  a  Delaware
                               corporation ("ATI"), and TeleCom Towers, L.L.C., a Delaware limited liability company ("TeleCom")
                               (Schedules and Exhibits omitted).

         Exhibit  2.2   -      Amendment, dated as of December 23, 1998, by and
                               among ATC, ATMC, ATI and TeleCom.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN TOWER CORPORATION
                                   (Registrant)


Date: January 8, 1999               By: /s/ Justin D. Benincasa
                                        Name: Justin D. Benincasa
                                        Title: Vice President and
                                               Corporate Controller